UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 14, 2008


                                West Marine, Inc.
                 ----------------------------------------------
             (Exact name of registrant as specified in its charter)



       Delaware                    0-22512                     77-0355502
   -----------------           ---------------             ------------------
   (State or other              (Commission                (I.R.S. Employer
    jurisdiction of              File Number)               Identification No.)
    incorporation)


                               500 Westridge Drive
                          Watsonville, California 95076
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          (Address of Principal Executive Offices, Including Zip Code)


                                 (831) 728-2700
                             -----------------------
              (Registrant's Telephone Number, Including Area Code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

As previously disclosed, in August 2007 the Securities and Exchange Commission (the "SEC") commenced an informal inquiry into the facts and circumstances that gave rise to the restatement of our historical financial results for fiscal years 2002 through 2005 and for the first three quarters of fiscal year 2006. On January 14, 2008, we received notification from the SEC that the inquiry will continue under a formal order of investigation. West Marine has cooperated, and intends to continue to cooperate, with the SEC.

                                   SIGNATURE


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    WEST MARINE, INC.



Date:  January 23, 2008             By: /s/ Pamela J. Fields
                                        ------------------------------------
                                        Pamela J. Fields, Esq.
                                        Secretary and General Counsel